UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 23, 2004


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware              333-115435                     13-3320910
-----------------  --------------------------   ------------------------------
 (State or other   (Commission File Number)             (IRS Employer
 jurisdiction of                                     Identification No.)
 incorporation)

 Eleven Madison Avenue, New York, NY                      10010
--------------------------------------    -------------------------------------
   (Address of principal executive                      (Zip Code)
               office)

Registrant's telephone number, including area code (212) 325-2000.

                                      N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                   Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.  Other Events.


Filing of Computational Materials

In connection with the proposed offering of the Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage Trust 2004-1, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-1 (the "Certificates"), Credit Suisse First Boston LLC, as underwriter (the "Underwriter"), has prepared the Computational Materials for distribution to potential investors. Although Credit Suisse First Boston Mortgage Securities Corp. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K "Computational Materials" shall mean the materials attached hereto and filed herewith as Exhibits 99.1 and 99.2, which include computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.


Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.


(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

      99.1  Computational Materials
      99.2  Computational Materials

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 22, 2004



                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.



                                    By:/s/ John P. Graham
                                       ----------------------------------------
                                       Name:  John P. Graham
                                       Title:    Vice President

                                  Exhibit Index

Exhibit No. Description of Exhibit

   99.1     Computational Materials
   99.2     Computational Materials